SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 13, 2000


                            VISUAL EDGE SYSTEMS INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-20995                  13-3778895
(State or other jurisdiction         (Commission             (I.R.S. Employer
        of incorporation)            File Number)           Identification No.)


              901 Yamato Road, Suite 175, Boca Raton, Florida 33431
                    (Address of principal executive offices)

                                 (561) 750-7559
              (Registrant's telephone number, including area code)

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Item 1.  Change in Control of Registrant.

     In June 1997 Visual Edge Systems, Inc., or Edge, arranged a three-year $7.5 million debt and convertible equity facility, which is referred to as the Infinity Financing, with a group of investment funds, including Infinity Investors Limited. Under the Bridge Securities Purchase Agreement relating to the Infinity Financing, including the amendments that have since been made to such agreement, Edge issued to the investment funds shares of common stock, shares of Series A-2 Convertible Preferred Stock and convertible notes. In August 1999, Infinity converted 1,627 shares of the Series A-2 Convertible Preferred Stock into 9,594,857 shares of Edge's common stock, which Edge recognized in June 2000 effective as of August 13, 1999 after the dismissal of litigation relating to the conversion.

     The principal amounts due under the convertible notes matured in June 2000, and those amounts, as well as unpaid interest on the convertible notes and dividends on the Series A-2 Convertible Preferred Stock, remain unpaid. As a result of Edge's failure, among other matters, to pay amounts of principal, interest and dividend payments owed to the holders of the convertible securities, consisting of the convertible notes and Series A-2 Convertible Preferred Stock, Events of Default exist under the Infinity Financing. Because of the existence of Events of Default, the holders of the convertible securities may take any and all remedies available to them under the Securities Purchase Agreement and related documents, including without limitation the Security Agreement among Edge and the holders of the convertible securities, which grants to the holders a security interest in substantially all of Edge's assets.

     The holders of the convertible securities have entered into an Agreement and Fourth Amendment of Bridge Securities Purchase Agreement with Edge providing that, subject to the conditions contained in the agreement, the holders will not convert their convertible securities or take any other action as a remedy under the Bridge Securities Purchase Agreement until August 9, 2000. Furthermore, if the conditions are satisfied, the holders of the convertible securities will convert all the convertible securities based on a formula of four (4) shares of common stock for each $1.00 of principle and interest outstanding under the convertible notes and for each $1.00 of liquidation amount of the Series A-2 Preferred Stock and of unpaid dividends. The number of shares of common stock issuable upon a conversion using this formula is approximately 26,756,660 before taking into account the reverse stock split discussed below.

     The conditions Edge must fulfill by August 9, 2000 include:

     o Edge must have effected a reverse stock split of which converts at least four (4) shares of Edge's common stock into one (1) share of Edge's common stock.

     o Edge must have effected the sale and issuance of its securities to investors providing net proceeds of at least $4.0 million to Edge.

     o Edge must have secured the services of Pierre Koshakji and Johann Schotte as officers of Edge. Messrs. Koshakji and Schotte have consented to serving in these positions, subject to Edge fulfilling certain conditions.

     o Edge must have paid Infinity approximately $39,000, an amount which has been advanced by Infinity to Edge for working capital purposes.

     o Edge must have paid Infinity approximately $180,000, an amount which has been advanced by Infinity to Edge for working capital purposes, or must have restructured the terms of this advanced amount on terms acceptable to Infinity.

     o Edge must have consummated its investment in Hencie.com, Inc., which is further discussed in Item 5 of this Report on Form 8-K.

     In connection with each of these actions, Infinity intends to transfer shares of Edge common stock to Entertainment Education Enterprises Corporation (or its designee), which is referred to in this Report as E3. The number

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of shares that Infinity will sell to E3 is approximately 27,479,413 before taking into account the reverse stock split discussed above. As a result of this transfer of securities, E3 will hold approximately 59% of Edge's outstanding common stock. If this transfer takes place, E3 will control Edge.

     We cannot assure our investors that the anticipated transactions will close, that such transactions will prove successful or that unforeseen developments will not occur, any of which could have a material adverse effect on our business, financial condition and results of operations.

Biographical information regarding Messrs. Schotte and Koshakji

     Johan Schotte is the founder and Chairman of Media Trust, S.A., a private Luxembourg-based multinational investment and management company. Mr. Schotte is currently Chairman and Chief Executive Officer of Odyssey Pictures Corporation (OTCBB: OPIX), one of Media Trust's portfolio companies.

     Pierre Koshakji is co-founder and President of E3, an international investment group with interests in entertainment and technology holdings. Mr. Koshakji is a founding Director of PurchasePooling.com, an Internet-based demand aggregator for the government sector. From February 1998 to December 1999, Mr. Koshakji served as President of Odyssey Pictures Corporation (OTCBB: OPIX) in a successful turnaround effort to reorganize Odyssey as a media company. Mr. Koshakji began his career as an Electrical Engineer in 1984 at Chrysler Technologies Airborne Systems specializing in communication systems and project management. He pursued international management consulting with KPMG Management Consulting in 1991 in the country of Kuwait as a Manager and was hired by the 1994 World Cup Organizing Committee in 1992 to serve as Deputy Executive Director of the 1994 World Cup, Dallas Venue, including having the responsibility of liaison with the European Broadcast Union and International Broadcast as well as overseeing the technology group. Mr. Koshakji held various positions in the sports industry from 1994 through 1997. He played a development role in establishing Major League Soccer (MLS), served as Senior Vice President of Marketing on the Las Vegas Domed Stadium project and served as Marketing Consultant to the San Francisco Giants new Ball Park at China Basin. Mr. Koshakji graduated from Vanderbilt University with a BSEE in 1984 and received his Masters of Business Administration at Southern Methodist University in 1990.

     Edge expects to raise the funds for this transaction through the sale of its securities. We cannot assure our investors that the anticipated transaction with Hencie will close, that such an investment will prove successful or that unforeseen developments will not occur, any of which could have a material adverse effect on our business, financial condition and results of operations.

Item 5.  Other Events.

     Subject to the satisfaction of the matters described in Items 1 and 5 of this Report on Form 8-K, as well as other matters, Edge intends to expand its operations to include the operation, financing and development of technology-oriented companies internationally through subsidiaries and affiliated companies. Edge plans to make acquisitions and take strategic positions in other technology-related companies that provide services and/or products that complement its strategy and subsidiaries. Edge intends to be structured to emphasize and promote opportunities for cross business relationships among its network of companies, and to develop strategic partnerships with established global technology companies, scientific organizations and investment and consulting partners.

     Edge intends to:

o finance, operate, and develop businesses that may be acquired or developed internally.

o take minority strategic positions in companies that complement Edge's majority owned businesses. These businesses may include start-up investments, acquisitions and new markets.

o Promote and actively facilitate cross business relationships among all Edge's subsidiaries through processes of integration.

     As further described below under the heading "Risk Factors," we cannot assure our investors that we will be able to expand our operations as described in a successful manner or that unforeseen developments will not occur, either of which could have a material adverse effect on our business, financial condition and results of operations.


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Corporate changes

     Edge intends, subject to stockholder approval, to change its name from Visual Edge Systems Inc. to Edge Technology Group, Inc. to better describe the expanded scope of its operations. Additionally, subject to stockholder approval, Edge intends to transfer its video golf lesson operations into a wholly owned subsidiary corporation.

Resignation of Officer and Director

     Ronald F. Seale has resigned as Edge's Chairman of the Board, Chief Executive Officer and President effective as of July 12, 2000. Mr. Seale has agreed to serve in a consulting capacity to Edge. Edge's Board of Directors has elected Thomas Peters as the Chief Executive Officer and President of Edge ffective as of July 12, 2000.

Investment in Hencie.com, Inc.

     As an investment contemplated in connection with Edge's expanded operations described in Item 5 of this Report, Edge has executed a term sheet to invest approximately $2.8 million in Hencie.com, Inc. ("Hencie") for shares of Series C Redeemable Convertible Preferred Stock representing ownership of approximately 10% of the issued and outstanding capital stock of Hencie on a fully diluted basis. Hencie is a Texas-based corporation that provides IT, systems integration, and consulting services for e-commerce software implementation. The term sheet contemplates the grant of an option to Edge to purchase additional shares in an amount equal to 10% of the outstanding common stock of Hencie for approximately $3.8 million. The term sheet also contemplates that Edge will have the right to elect one member to the Board of Directors of Hencie and that the President and Chief Executive Officer of Hencie will be elected to the Board of Advisors of Edge. Edge anticipates that the closing of Edge's investment in Hencie will occur simultaneously with the closing of the transactions contemplated in Item 1 of this Report on Form 8-K.

Risk Factors

     Investors considering acquiring shares of our common stock should consider carefully the risks associated with our forward-looking statements, as well as the following risk factors. Any of the following risks, as well as other risks and uncertainties that are not yet identified or that we currently believe are immaterial, could harm our business, financial condition and operating results, and could cause the trading price of our common stock to decline as well as result in the complete loss of any investment.

Cautionary statement concerning forward-looking statements.

     We have made forward-looking statements in this Report that are subject to risks and uncertainties. These statements generally include the words "believe," "expect," "anticipate," "intend," "estimate" or similar expressions. These statements reflect our current views with respect to future events that are subject to certain risks, uncertainties and assumptions, including without limitation any statements regarding the following: market opportunities, strategies, competition, expected activities, additional financing, strategic alliances and projected expenditures. If one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those described in this Report. We cannot assure our investors that the anticipated results will occur, that these judgments or assumptions will prove correct or that unforeseen developments will not occur.

Our investments may have incurred historical losses and may not have any future profits.

     Hencie.com may continue to incur operating losses while it expands and builds its customer base. Other companies into which Edge makes investments may have operating losses. As start-up companies, these businesses may continue to incur significant increases in expenses. These increases may adversely impact our business and their financial condition.

Our market is rapidly evolving.

     The market for Internet-based and other technology products and services is rapidly evolving and is speculative in nature. The demand and market acceptance for our products and services and the products and services of companies into which we may invest are subject to a high level of uncertainty and risk. Our business prospects, and the prospects of companies into which we invest, must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the new and rapidly evolving market for Internet-based and other technology products and services. Some of the risks include the ability to design, build, operate and expand technology; create awareness of brand, products and services; obtain strategic relationships and alliances; effectively compete with existing and unforeseen competitors; and develop products and services to meet the evolving needs of customers.


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We have an unproven business model.

     Our ability to generate revenues depends upon whether we can generate revenues from our operations and invest in or establish strategic relationships with operating companies to provide us with an adequate revenue stream. If we cannot achieve or sustain an adequate revenue stream or if our products and services, or the products and services of companies in which we invest, do not achieve or sustain broad market acceptance, our business, operating results and financial condition will be materially adversely affected. Our ability to generate future revenues depends on a number of factors, many of which are beyond our control, including among other things, the risk factors described in this Report. Therefore, we are unable to forecast our revenues with any degree of accuracy.

We may have future capital needs and may not be able to obtain suitable financing.

     Due to our limited operating history and the nature of the Internet and other technology-related industries, our future capital needs are difficult to predict. We may require additional capital to fund any of the following:

     o    advertising, maintenance and expansion

     o    sales, marketing, research and development

     o    unanticipated opportunities

     o    operating losses from changing business conditions

     o    operating losses from unanticipated competitive pressures

     o    new venture capital investments

     o    strategic alliances

     We cannot assure our investors that adequate levels of additional financing will be available at all or on acceptable terms. Any additional financing could result in significant dilution to our existing stockholders. If we are unable to raise additional capital, our growth and development could be impeded. If we do not have sufficient capital, we may not be able to take advantage of growth opportunities, respond to competitive pressures or pursue our business plan. Our failure to have sufficient capital could have a material adverse effect on our business, operating results and financial condition.

     As a result of our continuing losses, the low market price of our common stock and the delisting of our common stock from the Nasdaq SmallCap Market, it may be very difficult for Edge to raise additional capital in the future. As of December 31, 1999, Edge had a total of cash and cash equivalents of approximately $19,274.

Our subsidiaries are not, and in the future may not be, wholly owned.

     Upon closing of our proposed investment, we expect to hold approximately 10% of the outstanding capital stock of Hencie on a fully diluted basis. We may not be able to direct its management and policies, or those of other companies into which we invest in the future. Although we expect under the provisions of the executed term sheet to have representation on the board of Hencie.com, no assurance can be given that our representatives will be able to influence its future direction in a manner which results in increased value to us through our minority ownership interest.

If we fail to manage our growth and integrate our acquired businesses, our business will be adversely affected.

     If the reorganization disclosed in this Report results in significant growth of our operations, we will be required to implement and improve our operating and financial systems and controls, and to expand, train and manage our employee base to manage this growth. We will be dependent upon our management to assume and perform the management functions formerly performed by management of each of the parties to the reorganization. To the extent that our management is unable to assume or perform these combined duties, our business, results of operations and financial condition could be adversely affected. There can be no assurance that the management,


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systems and controls currently in place or any steps taken to improve such management, systems and controls will be adequate in the future. In addition, the integration of the acquired entities and their operations will require our management to make and implement a number of strategic operational decisions. The timing and manner of the implementation of these decisions will materially impact our business operations.

We must recruit and retain key management and technical personnel to be competitive.

     Our success depends to a significant extent on the continued contributions, experience and knowledge of our senior management team and key technical and marketing personnel. Our success also depends upon our ability to identify, attract, hire, train, retain and motivate highly skilled technical, managerial, sales and marketing personnel. No assurance can be given that we will be able to successfully attract, assimilate or retain a sufficient number of qualified personnel. The failure to do so could have a material adverse effect on our business.

We operate in an industry with evolving technology trends and industry standards.

     Our success, in part, depends upon our ability, as well as the ability of companies into which we invest, to develop and provide new products and services that meet customers' changing requirements. The Internet and technology-related industries have been characterized by significant technological changes, frequent new system and product enhancements, evolving industry standards and changes in customer needs that have had and will continue to have a significant impact on the industries and their participants. New technologies and standards could render existing systems obsolete and ultimately result in lost revenues. Our future success, as well as the success of companies into which we invest, will depend, in part, on the ability to effectively use leading technologies, continue to develop technological expertise, enhance currently planned products and services, develop and implement new products and services that meet changing customer needs, anticipate changes and influence and respond to emerging industry standards and other technological changes on a timely and cost effective basis. No assurance can be made that we, or the companies into which we invest, will keep pace with ever changing technological trends and evolving industry standards.

Infinity and its affiliates exercise, and in the future E3 may exercise, control over Edge and may have conflicts of interest.

     Infinity and its affiliates own a sufficient amount of our common stock to exercise significant control over our business, policies and affairs and, in general, determine the outcome of any corporate transaction or other matters submitted to the stockholders for approval, all in a manner that could conflict with the interests of other stockholders. Upon the transfer of shares of common stock from Infinity to E3, as discussed above, E3 may exercise significant control over our business, policies and affairs and, in general, determine the outcome of any corporate transaction or other matters submitted to the stockholders for approval, all in a manner that could conflict with the interests of other stockholders

We may become subject to increased governmental oversight.

     There can be no assurance that Internet and technology-related products and services which are sold by us or the companies into which we invest will not be actively regulated. Increased regulation of the Internet and technology-related products and services may slow our growth, particularly if other countries also impose similar regulations. Any regulation may negatively impact our cost of doing business and may materially adversely affect our business, financial condition, operating results and future prospects. Increased regulation in one or more countries could materially adversely affect our business, financial condition, operating results and prospects.

We do not plan to pay dividends on our capital stock.

     We do not expect to pay dividends on our common stock in the foreseeable future. We anticipate that we will retain any earnings used in the development of new products or services, investments or the expansion of business operations. There can be no assurance that we will ever recognize a gain from our business operations or pay a dividend on our capital stock.


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The shares eligible for future sale may decrease the price of our common stock.

     If our stockholders sell substantial amounts of their common stock in the public market, including shares issued upon the exercise of outstanding options, then the market price of our common stock could fall. Restrictions under the securities laws may limit the number of shares of common stock available for sale in the public market.

Our right to issue preferred stock and anti-takeover provisions under Delaware law could make a third party acquisition of us difficult

     Our certificate of incorporation provides that our board of directors may issue preferred stock without stockholder approval. The issuance of preferred stock could make it more difficult for a third party to acquire us without the approval of its board. Additionally, Delaware corporate law imposes certain restrictions on corporate control transactions that could make it more difficult for a third party to acquire us without the approval of our board.

Our common stock has a limited trading history and an illiquid market.

     There has only been a limited public market for our common stock. We cannot predict the extent to which an active trading market will develop or how liquid that market might become. The price of our common stock issued in the reorganization may not be indicative of prices that will prevail in the trading market.

We have experienced significant and continuing losses.

     As of December 31, 1999, Edge had an accumulated deficit of $24,173,544. We incurred a net loss of $3,237,570 for 1999. We believe that Edge will continue to incur losses until Edge generates sufficient revenues to offset the operating costs associated with commercializing its products. These losses could limit our ability to grow and to raise new funds and could ultimately jeopardize our ability to remain in business.

The value of Edge's securities could decrease upon the issuance of additional securities by Edge.

     There are a substantial number of outstanding options and warrants to purchase shares of our common stock. The exercise of any of these options or warrants will have a dilutive effect on our stockholders. Furthermore, holders of such options or warrants are more likely to exercise them at times when Edge could obtain additional equity capital on terms that are more favorable to us than those provided in the options or warrants. As a result, exercise of the options or warrants may adversely affect the terms of such financing. The sale of a substantial number of our common stock may adversely affect the prevailing price of such common stock in the public market and may impair our ability to raise capital through the sale of its equity securities.

Our common stock has been delisted from the Nasdaq Smallcap Market and is subject to additional significant risks.

     Because we were unable to meet Nasdaq's listing requirements, Edge was delisted from the Nasdaq SmallCap Market as of June 1, 1999. The delisting of our common stock means that, among other things, fewer investors have access to trade our common stock which will limit our ability to raise capital through the sale of its securities. In addition, our common stock is subject to penny stock regulations, which could cause fewer brokers and market makers to execute trades in our common stock. This is likely to hamper our common stock trading with sufficient volume to provide liquidity and could cause our stock price to further decrease.

     The penny stock regulations require that broker-dealers who recommend penny stocks to persons other than institutional accredited investors must make a special suitability determination for the purchaser, receive the purchaser's written agreement to the transaction prior to the sale and provide the purchaser with risk disclosure documents which identify risks associated with investing in penny stocks. Furthermore, the broker-dealer must obtain a signed and dated acknowledgement from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before effecting a transaction in penny stock. These requirements have historically resulted in reducing the level of trading activity in securities that become subject to the penny stock rules. Holders of our common stock may find it more difficult to sell their shares of common stock, which is expected to have an adverse effect of the market price of the common stock.


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We are at risk of securities class action litigation due to our stock price volatility.

     In the past, securities class action litigation has often been brought against a company following periods of volatility in the market price of its securities. We may be the target of similar litigation. Securities litigation may result in substantial costs and divert management's attention and resources, which may seriously harm our business, prospects, financial condition and results of operations.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

10.1 Agreement and Fourth Amendment to Bridge Securities Purchase Agreement and Related Documents among Visual Edge and certain of its stockholders

99.1 Press Release date July 13, 2000

99.2 Press Release dated July 17, 2000


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VISUAL EDGE SYSTEMS INC.
                               (Registrant)



                                        /s/ Thomas Peters
                               -------------------------------------------
                               Thomas Peters
                               Chief Executive Officer and President

Date:    July 17, 2000


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